Exhibit 99.3

Manpower Inc.
Restated Operating Unit Results
(In millions)

During the fourth quarter of 2010, our segment reporting was realigned due to our Jefferson Wells business being combined with our Professional Finance and Accounting vertical within the United States. Accordingly, our former reportable segment, Jefferson Wells, is now reported within our United States operating segment as part of the Americas reportable segment. All previously reported results have been restated to conform to the current year presentation.

	Three Months Ended March 31				Three Months Ended June 30
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2010	2009	Reported	Currency	2010	2009	Reported	Currency
	(Unaudited)				(Unaudited)
Revenues from Services:
Americas:
United States	$482.7	$426.5	13.2%	13.2%	$726.6	$422.4	72.0%	72.0%
Other Americas	294.5	219.2	34.4%	22.8%	306.1	220.7	38.6%	30.9%
	777.2	645.7	20.4%	16.4%	1,032.7	643.1	60.6%	57.9%

France	1,107.5	956.9	15.7%	9.3%	1,255.9	1,100.1	14.2%	22.6%
EMEA:
Italy	234.2	220.4	6.3%	0.4%	258.8	230.1	12.5%	20.6%
Other EMEA	1,379.6	1,258.8	9.6%	0.4%	1,433.7	1,255.9	14.2%	18.0%
	1,613.8	1,479.2	9.1%	0.4%	1,692.5	1,486.0	13.9%	18.4%
Asia Pacific	497.5	425.2	17.0%	5.3%	505.7	406.2	24.5%	15.4%
Right Management	103.3	136.0	-24.0%	-27.9%	98.8	158.1	-37.5%	-37.8%
	$4,099.3	$3,643.0	12.5%	5.1%	$4,585.6	$3,793.5	20.9%	23.7%

Operating Unit Profit (Loss):
Americas:
United States	$(11.9)	$(20.5)	N/A	N/A	$14.7	$(14.3)	N/A	N/A
Other Americas	9.6	4.8	101.6%	87.6%	8.7	3.9	122.3%	110.7%
	(2.3)	(15.7)	N/A	N/A	23.4	(10.4)	N/A	N/A

France	0.2	1.0	-83.9%	-69.7%	9.9	4.2	139.8%	168.6%
EMEA:
Italy	6.8	1.4	384.9%	361.8%	13.5	6.8	99.4%	115.2%
Other EMEA	18.1	(2.2)	N/A	N/A	30.5	(5.6)	N/A	N/A
	24.9	(0.8)	N/A	N/A	44.0	1.2	N/A	N/A
Asia Pacific	12.5	12.1	3.6%	-9.3%	12.0	3.5	237.3%	215.1%
Right Management	12.5	29.1	-56.9%	-58.1%	7.8	42.3	-81.5%	-81.7%
	47.8	25.7			97.1	40.8
Corporate expenses	(24.0)	(19.0)			(22.8)	(16.5)
Intangible asset amortization expense	(4.9)	(5.3)			(11.6)	(5.3)
Reclassification of French business tax	13.7	-			16.4	-
Operating profit	32.6	1.4	N/A	N/A	79.1	19.0	314.9%	331.0%
Interest and other expenses	(12.9)	(11.9)			(11.9)	(10.8)
Earnings (loss) before income taxes	$19.7	$(10.5)			$67.2	$8.2

					Six Months Ended June 30
							% Variance
							Amount	Constant
					2010	2009	Reported	Currency
					(Unaudited)
Revenues from Services:
Americas:
United States					$1,209.3	$848.9	42.4%	42.4%
Other Americas					600.6	439.9	36.5%	26.9%
					1,809.9	1,288.8	40.4%	37.1%

France					2,363.4	2,057.0	14.9%	16.4%
EMEA:
Italy					493.0	450.5	9.4%	10.7%
Other EMEA					2,813.3	2,514.7	11.9%	9.2%
					3,306.3	2,965.2	11.5%	9.4%
Asia Pacific					1,003.2	831.4	20.7%	10.2%
Right Management					202.1	294.1	-31.3%	-33.2%
					$8,684.9	$7,436.5	16.8%	14.6%

Operating Unit Profit (Loss):
Americas:
United States					$2.8	$(34.8)	N/A	N/A
Other Americas					18.3	8.7	110.9%	98.0%
					21.1	(26.1)	N/A	N/A

France					10.1	5.2	96.2%	122.1%
EMEA:
Italy					20.3	8.2	148.4%	157.5%
Other EMEA					48.6	(7.8)	N/A	N/A
					68.9	0.4	N/A	N/A
Asia Pacific					24.5	15.6	57.0%	41.9%
Right Management					20.3	71.4	-71.5%	-72.1%
					144.9	66.5
Corporate expenses					(46.8)	(35.5)
Intangible asset amortization expense					(16.5)	(10.6)
Reclassification of French business tax					30.1	-
Operating profit					111.7	20.4	447.6%	441.4%
Interest and other expenses					(24.8)	(22.7)
Earnings (loss) before income taxes					$86.9	$(2.3)

	Three Months Ended September 30				Nine Months Ended September 30
			% Variance				% Variance
			Amount	Constant			Amount	Constant
	2010	2009	Reported	Currency	2010	2009	Reported	Currency
	(Unaudited)				(Unaudited)
Revenues from Services:
Americas:
United States	$797.0	$458.1	74.0%	74.0%	$2,006.3	$1,307.0	53.5%	53.5%
Other Americas	317.1	243.5	30.3%	25.8%	917.7	683.4	34.3%	26.5%
	1,114.1	701.6	58.8%	57.3%	2,924.0	1,990.4	46.9%	44.2%

France	1,411.6	1,314.1	7.4%	18.8%	3,775.0	3,371.1	12.0%	17.4%
EMEA:
Italy	257.1	231.0	11.3%	23.1%	750.1	681.5	10.1%	14.9%
Other EMEA	1,548.0	1,379.3	12.2%	19.6%	4,361.3	3,894.0	12.0%	12.9%
	1,805.1	1,610.3	12.1%	20.1%	5,111.4	4,575.5	11.7%	13.2%
Asia Pacific	555.7	427.9	29.8%	20.5%	1,558.9	1,259.3	23.8%	13.7%
Right Management	85.5	135.7	-37.0%	-36.5%	287.6	429.8	-33.1%	-34.2%
	$4,972.0	$4,189.6	18.7%	24.1%	$13,656.9	$11,626.1	17.5%	18.0%

Operating Unit Profit (Loss):
Americas:
United States	$25.9	$1.1	N/A	N/A	$28.7	$(33.7)	N/A	N/A
Other Americas	8.2	5.5	49.4%	43.2%	26.5	14.2	87.1%	76.8%
	34.1	6.6	415.1%	409.9%	55.2	(19.5)	N/A	N/A

France	25.0	10.6	135.6%	160.6%	35.1	15.8	122.7%	148.0%
EMEA:
Italy	11.4	8.6	30.7%	44.6%	31.7	16.8	87.9%	99.5%
Other EMEA	43.0	16.0	171.0%	190.8%	91.6	8.2	N/A	N/A
	54.4	24.6	121.5%	139.3%	123.3	25.0	392.8%	410.2%
Asia Pacific	13.1	4.0	234.1%	210.9%	37.6	19.6	93.4%	76.6%
Right Management	-	21.2	N/A	N/A	20.3	92.6	-78.0%	-78.9%
	126.6	67.0			271.5	133.5
Corporate expenses	(23.6)	(21.1)			(70.4)	(56.6)
Goodwill and intangible asset impairment	-	(61.0)			-	(61.0)
Intangible asset amortization expense	(11.6)	(6.4)			(28.1)	(17.0)
Reclassification of French business tax	17.5	-			47.6	-
Operating profit (loss)	108.9	(21.5)	N/A	N/A	220.6	(1.1)	N/A	N/A
Interest and other expenses	(8.4)	(29.3)			(33.2)	(52.0)
Earnings (loss) before income taxes	$100.5	$(50.8)			$187.4	$(53.1)

					Year Ended December 31
							% Variance
							Amount	Constant
					2009	2008	Reported	Currency
					(Unaudited)
Revenues from Services:
Americas:
United States					$1,786.0	$2,236.4	-20.1%	-20.1%
Other Americas					967.3	1,129.8	-14.4%	-3.1%
					2,753.3	3,366.2	-18.2%	-14.4%

France					4,675.5	6,935.6	-32.6%	-29.2%
EMEA:
Italy					950.8	1,519.5	-37.4%	-34.2%
Other EMEA					5,371.7	7,422.0	-27.6%	-19.2%
					6,322.5	8,941.5	-29.3%	-21.7%
Asia Pacific					1,728.0	1,841.6	-6.2%	-9.2%
Right Management					559.4	452.2	23.7%	28.5%
					$16,038.7	$21,537.1	-25.5%	-20.9%

Operating Unit Profit (Loss):
Americas:
United States					$(41.4)	$17.3	N/A	N/A
Other Americas					20.1	25.9	-22.2%	-10.5%
					(21.3)	43.2	N/A	N/A

France					20.8	299.0	-93.0%	-92.6%
EMEA:
Italy					27.9	120.4	-76.8%	-76.5%
Other EMEA					34.7	237.8	-85.4%	-86.4%
					62.6	358.2	-82.5%	-83.1%
Asia Pacific					26.5	29.2	-9.3%	-19.9%
Right Management					113.4	44.7	153.6%	158.8%
					202.0	774.3
Corporate expenses					(77.4)	(95.6)
Goodwill and intangible asset impairment					(61.0)	(163.1)
Intangible asset amortization expense					(21.9)	(22.1)
Operating profit					41.7	493.5	-91.5%	-91.3%
Interest and other expenses					(64.6)	(50.9)
(Loss) earnings before income taxes					$(22.9)	$442.6